INFORMING BETTER SPINE SURGERY Pat Miles, Chairman and CEO Enhancing ATEC Clinical Performance with the Acquisition of EOS imaging Exhibit 99.2

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of1995 that involve risks  and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could  cause actual results to differ materially from those described in the forward-looking statements. Alphatec Holdings, Inc. (the Company” or “ATEC”)  cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested  in such forward-looking statements. Forward-looking statements include statements about the timing of the anticipated acquisition, when and whether the anticipated acquisition ultimately will close, the potential benefits and synergies of the anticipated acquisition, including the expected impact on future financial and operating results, post-acquisition plans and intentions, and plans to obtain financing and the uses therefrom. The forward-looking statements contained herein are based on the current expectations and assumptions of the Company and not on historical facts.  The important factors that could cause actual operating results to differ significantly from  those expressed or implied by such forward-looking statements include, but are not limited to: uncertainties as to the timing of the proposed tender offer (the “Offer”) and the closing of the acquisition; uncertainties as to the percentage of EOS Imaging Inc. (“EOS”) security holders tendering their shares in the Offer; the possibility that competing offers will be made and accepted; risks related to French regulatory review of the Offer; the satisfaction of conditions to closing the Offer and completing the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the Tender Offer Agreement; the effect of the announcement of the Offer and related transactions on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally; the inability to reach a 90% threshold in the Offer which would result in EOS continuing to be traded on Euronext and related regulatory requirements in connection therewith; the inability of the Company to secure the financing contemplated to be obtained on the expected terms or timing, or at all, whether as a result of failure to meet certain conditions or otherwise; risks related to potential litigation in connection with the Offer or the closing that may result in significant costs of defense, indemnification and liability; the risk that the businesses will not be integrated successfully; unexpected variations in market growth and demand for the combined company’s products and technologies; the risk that benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected; and the impact of the COVID-19 pandemic on the Company’s and EOS’ business and the economy. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate,” “look forward” and “anticipate,” variations of such words and  similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. A  further list and description of these and other factors, risks and uncertainties can be found in the Company's most recent annual report, and any  subsequent quarterly and current reports, filed with the Securities and Exchange Commission. ATEC disclaims any intention or obligation to update or  revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Certain Legal Matters This presentation is not intended to, and does not, constitute, represent or form part of any offer, invitation or solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this press release or otherwise. The distribution of this presentation in jurisdictions outside the United States or France may be restricted by law or regulation and therefore any person who comes into possession of this presentation should inform themselves about, and comply with, such restrictions. Any failure to comply with such restrictions may constitute a violation of the securities laws or regulations of any such relevant jurisdiction. EOS is incorporated in France and listed on Euronext and any offer for its securities will be subject to French disclosure and procedural requirements, which differ from those that are applicable to offers conducted solely in the United States, including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments. The transactions described in this presentation will be structured to comply with French and U.S. securities laws and regulations applicable to transactions of this type. FORWARD LOOKING STATEMENTS

L R Our core competence is delivering clinically valuable information. EOS’ imaging technology expands on that prowess. WHAT DISTINGUISHES ATEC? u The success of our surgeon customers depends on clinical performance. Our sole focus is on equipping them with technology that improves outcomes.

>80% the “currency” of spine surgery Delivering procedural requirements that improve surgical outcomes HOW INDUSTRY MAKES DECISIONS. HOW SURGEONS SERVE PATIENTS. * Management estimate unique, integrated technologies that drive adoption, loyalty, and predictability  L R NEUROMONITORING PATIENT POSITIONING CUSTOMIZED ACCESS IMPLANT DELIVERY of procedural revenue * <20% of procedural revenue WE INVEST WHERE OTHERS WON’T *

EARLY STAGE INVESTMENT: Cervical, biologics +21% PHASE 1 INVESTMENT: Information, lateral, posterior fixation +149% +72% PHASE 2 INVESTMENT: ALIF, PLIF, TLIF $40M Growth Q3 2017 vs Q3 2020 THOSE INVESTMENTS ARE DRIVING GROWTH  Q3 2020  U.S. Sales

SafeOp founded our conduit for delivering unprecedented information into the O.R. L R WITH EOS, WE CAN BETTER INFORM THE CLINICAL EXPERIENCE FROM END TO END SURGEONS YEARN FOR INFORMATION THAT DRIVES BETTER OUTCOMES EMG ACTIVITY EMG ACTIVITY

CORE TENETS OF SPINE SURGERY Alignment is most correlated to long-term successful outcomes* Surgeons require an imaging platform capable of addressing all three DECOMPRESSION ADDRESS SPINE’S UNMET NEED WITH ALIGNMENT VERIFICATION INFORMATION OUR OPPORTUNITY: ALIGNMENT X *Yeh, Kuang-Ting MD, PhD; Lee, Ru-Ping RN, PhD; Chen, Ing-Ho MD; Yu, Tzai-Chiu MD; Liu, Kuan-Lin MD, PhD; Peng, Cheng-Huan MD, Wang, Jen-Hung MD; Wu, Wen-Tien MD, PhD. October 2018. Correlation of Functional Outcomes and Sagittal Alignment After Long Instrumented Fusion for Degenerative Thoracolumbar Spinal Disease. Spine: Volume 43, Issue 19. STABILIZATION

EOS IMAGING TECHNOLOGY RAPID, CALIBRATED, STANDING FULL-BODY SCAN BIPLANAR SPINE IMAGING & ANATOMICAL MODELING Academic influence units installed globally 380 Customized care Technological foundation Advances our Core Information-Based Competency

STRATEGIC RATIONALE

Accelerates growth by **MONETIZING IMPROVED OUTCOMES**

Clinical distinction

AlphaInformatiX (AIX) platform

World-class advanced imaging knowhow

1. Inventory savings through pre-case planning
2. Patient-specific treatments via bone quality measurement
3. Improved long-term surgical outcomes through alignment restoration & verification

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HOW WE MONETIZE INFORMATION AVERAGE PRODUCT CATEGORIES/ CASE 2017 1.8 2020 AlphaInformatiX Lateral TLIF PLIF ALIF ATEC Blended Cervical 1.8 CATALYST FOR CONVOYED SALES AlphaInformatiX (SafeOp) has driven adoption across our portfolio *Q3 2020 *

SURGICAL CASE PLANNING EOS reduces the cost to serve & drives incremental pull-through EOS EXPANDS THE OPPORTUNITY OPERATIONS Pre-surgical implant planning - sends only required inventory into surgery $ ALIGNMENT Predictive analytics & rod bending technologies BONE DENSITY Customized implants specific to patient’s bone quality $ $

Precise pre-case planning = less inventory required to support surgeries INFORMATION IMPROVES EFFICIENCY Patient-specific surgical planning will enable refined implant & instrument configurations $$$$ INVENTORY $$ INVENTORY

Bone quality measurement = expanded stabilization optionality PATIENT-SPECIFIC IMPLANTS NORMAL SUSPECT OSTEOPENIA SUSPECT OSTEOPOROSIS INCREASED OPTIONALITY: OSSEOSCREWTM & INVICTUSTM POLYSCREW PREVIOUS SOLE MODALITY FOR POSTERIOR FIXATION Level-specific bone quality information Permits utilization of patient-specific techniques and tools

Surgical plans that inform & integrate into the O.R. ALIGNMENT RESTORATION Scientific, objective, data-driven approach to restore alignment, the greatest correlative to long-term successful outcomes* Pre-operative surgical plans open door to leverage in-house rod-bending expertise *Yeh, Kuang-Ting MD, PhD; Lee, Ru-Ping RN, PhD; Chen, Ing-Ho MD; Yu, Tzai-Chiu MD; Liu, Kuan-Lin MD, PhD; Peng, Cheng-Huan MD, Wang, Jen-Hung MD; Wu, Wen-Tien MD, PhD. October 2018. Correlation of Functional Outcomes and Sagittal Alignment After Long Instrumented Fusion for Degenerative Thoracolumbar Spinal Disease. Spine: Volume 43, Issue 19.

BETTER INFORMED FROM END TO END PRE-OP PLANNING SURGERY POST-OP ASSESSMENT FOLLOW-UP FULL-BODY BIPLANAR IMAGES DIAGNOSIS More accurate understanding of patient alignment Elevates likelihood of surgical goal fulfillment by integrating fully informed plans into surgery Correlates post-operative image against original surgical plan Rapid, calibrated, low-dose image capture of patient in standing (weight-bearing) position Reconciles pre-operative plan to intraoperative achievement Consistent, calibrated images allow application of predictive analytics

TOP U.S. HOSPITAL PENETRATION Expands ATEC’s reach into academic institutions 90% of the top 10* 80% of the top 25* * US News & World Report Best Orthopedic Hospitals list (2019-2020) 5 2 2 15 1 3 2 15 6 1 6 1 6 3 1 1 1 1 11 1 3 5 3 1 1 6 2 7 1 11 1 * US News & World Report Best Orthopedic Hospitals list (2019-2020) 4 3 2 2 1 1 1 1 1 1 1 3

PRESTIGIOUS OUS FOOTPRINT 40% of installed base N America 44% 16% A foundation to support future global expansion of installed base EMEA of installed base AsiaPac

INFORMING BETTER SPINE SURGERY Financial Impact – Jeff Black, EVP & CFO

P&L IMPACT Expected to be accretive to adjusted EBITDA and free cash flow following the first full year of operations FURTHER DETAIL WHEN TRANSACTION CLOSES (EXPECTED ~Q2 2021) REVENUE ADJUSTED EBITDA/ FCF Expands revenue base and accelerates growth LTM revenue ~$28M* Includes annual recurring maintenance revenue stream ~$15M* Doubled global installed base to 380+ in <4 years *From Oct 1, 2019 to Sept 30, 2020.

PRO FORMA REVENUE PROFILE ATEC STAND-ALONE FY2019 ATEC + EOS PRO FORMA FY2019 $113M * *For illustrative purposes only.  ^ This is not intended to be guidance.  | 2019 Pro Forma = $22.1M EOS imaging (Rx = 1.1) + $113.4M for ATEC.    20E First Call Consensus = $28.4M (Rx = 1.22) for EOS imaging + $144.7M for ATEC.  | 21E First Call Consensus = $43.6M for EOS imaging (Rx = 1.22) + $178.7 for ATEC. $136M $173M * ATEC + EOS FY2020E CONSENSUS ^ ATEC + EOS FY2021E CONSENSUS ^ $222M +27% +28%

Immediate capital access to fund purchase & runway for combined business FINANCING 1 Credit available upon ATEC request $30M credit-to-equity conversion reduces existing debt, post-deal, from $75M to $45M Reduces annualized cash interest by ~$3.5M Extends debt maturity from May ‘25 → June ’26 No maintenance covenants or pre-payment penalties PIPE gross proceeds Fully committed Priced at $11.11 / share $138M NEW COMMITMENT $123M Q3 2020 CASH BALANCE Pro forma to include October financing + $40M ADDITIONAL CREDIT +

COMPARISON TO PREVIOUS OFFER 22 ORIGINAL OFFER (Feb 2020) UPDATED OFFER (Dec 2020) CHANGE Enterprise value (€EUR) €110.8M €86.8M (22%) Exchange rate 1.10 1.22 +11% Enterprise value ($US) $121.9M $105.9M (13%) Pro forma dilution ~44% ~19% Offer EOS EV/ LTM Revenues 5.5x 1 3.6x 2 TRANSACTION METRICS ~35% Reduction in Offer EV/LTM Revenues ~2.3x Reduction in level of implied dilution 1. 2019 EOS imaging LTM Revenues January 1, 2019 – December 31, 2019  = 20.1M EOS imaging (Rx = 1.1)     2. 2020 EOS imaging LTM Revenues October 1, 2019 – September 30, 2020 =  $28.4M (Rx = 1.22)

DEAL TERMS

ECONOMICS	**$116.9M PURCHASE PRICE, INCLUDING RETIREMENT OF DEBT** • $106M enterprise value (including assumption of cash) • €2.45 (~$2.99) / share cash, or $79.7M • ~€7.01 (~$8.55) per convertible bond, or $37.2M
STRUCTURE	**ATEC TO FILE PUBLIC TENDER OFFER FOR EOS SHARES** • Filing & clearance by French regulatory authority (AMF) required prior to launching offer • Expected filing tender mid-February; expect to have tender declared effective mid-March • Expected closing Q2 2021
SECURED COMMITMENTS	**~20% OF OUTSTANDING EOS SHARES COMMITTED**

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atec

INFORMING BETTER SPINE SURGERY Pat Miles

ACCELERATES REVENUE GROWTH & REDUCES COST TO SERVE Monetizes information by creating more pull-through opportunities Provides immediate access to U.S. installed base with minimal overlap Facilitates global expansion via established infrastructure Improves inventory efficiency IMPROVED DEAL ECONOMICS 2.75x reduction in level of implied dilution Better positioned from valuation and balance sheet perspective Expands on the information-based core competency established with SafeOp Distinguishes ATEC clinical performance from diagnosis through follow up ADVANCES ALPHAINFORMATIX PLATFORM

With SafeOp, we created value through actionable information. EOS WILL FURTHER ADVANCE ATEC CLINICAL PROWESS

INFORMING BETTER SPINE SURGERY Upgrading the ATEC Clinical Experience with the Acquisition of EOS imaging